Exhibit 99.2
Supplemental Information September 30, 2010

Disclaimer Certain information contained in this release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as "may," "will," "anticipates," "expects," "believes," "intends," "should" or comparable terms or the negative thereof. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. Risks and uncertainties associated with our business include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants; non-payment or late payment of rent, interest or loan principal amounts by our tenants; our reliance on one tenant for a significant percentage of our revenue; occupancy levels at certain facilities; our level of indebtedness; changes in the ratings of our debt securities; maintaining compliance with our debt covenants; access to the capital markets and the cost and availability of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; the general distress of the healthcare industry; increasing competition in our business sector; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; risks associated with acquisitions, including our ability to identify and complete favorable transactions; delays or failures in obtaining third party consents or approvals; the failure to achieve perceived benefits; unexpected costs or liabilities and potential litigation; risks associated with development, including our ability to obtain financing, delays or failures in obtaining necessary permits and authorizations, the failure to achieve original project estimates and our limited history in conducting ground-up development projects; the ability of our tenants to pay contractual rent and/or interest escalations in future periods; the ability of our tenants to obtain and maintain adequate liability and other insurance; our ability to attract new tenants for certain facilities; our ability to sell certain facilities for their book value; our ability to retain key personnel; potential liability under environmental laws; the possibility that we could be required to repurchase some of our senior notes; the rights and influence of holders of our outstanding preferred stock; changes in or inadvertent violations of tax laws and regulations and other factors that can affect our status as a real estate investment trust; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission, especially the risk factors set forth in our most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q. Forward-looking information is provided by us pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. We disclaim any intent or obligation to update these forward-looking statements.

Contents Consolidated Income Statements Reconciliation of Net Income to Funds from Operations (FFO) Reconciliation of Net Income to Funds Available for Distribution (FAD) Reconciliation of 2010 Net Income Guidance to Diluted FFO and Diluted FAD Guidance Consolidated Balance Sheets Other Assets Capitalization Debt Maturities and Debt Composition Debt Covenants: Credit Facility & Bond Covenants Interest and Fixed Charge Coverage Unconsolidated Joint Venture Financial Statements - Financial Measures Definitions 3rd Quarter 2010 Investments Year to Date September 30, 2010 Investments Rent Loss from Dispositions and Lease Restructuring Projected Funding Obligations through 2012 Development Projects Triple-Net Lease Expirations and Mortgage Loans Receivable Principal Payments Portfolio Summary Consolidated Portfolio Performance Metrics-Same Store and Total Consolidated Non-Stabilized Portfolio Performance by Asset Type Tenant Benchmarks Geographic Benchmarks Unconsolidated JV Portfolio Performance Metrics Medical Office Building Portfolio Performance Metrics Medical Office Building Lease Expirations and Mortgage Loan Receivable Principal Payments Medical Office Building Leasing Activity - Portfolio Performance Measures Definitions FINANCIAL RESULTS INVESTMENTS & DISPOSITIONS PORTFOLIO OVERVIEW COMPANY FACT SHEET 3 4 24 37

Company Fact Sheet

Company Profile

Nationwide Health Properties, Inc. (NHP), incorporated in October 1985, is a publicly traded real estate investment trust (REIT) that invests in senior housing facilities, long-term care facilities and medical office buildings throughout the United States. NHP generally acquires real estate and then leases the assets under long-term triple-net master leases to senior housing and long-term care operators and various types of leases to multiple tenants in the case of medical office buildings.

As a REIT specializing in healthcare real estate, NHP provides a focused investment strategy with a well diversified portfolio. NHP employs a conservative, long-term approach to real estate investments with an experienced professional management team having extensive operating, real estate and finance backgrounds.

Market Facts as of September 30, 2010

Closing Price $38.67	**Market Capitalization** $4.9 billion	**Enterprise Value** $6.4 billion
Dividend & Yield $1.88 (*4.9%*)	**52 week range** $29.73 - $39.94	**Shares & OP Units** 127.1 million

Credit Ratings

Fitch BBB	(stable)
Moody's Baa2	(stable)
S&P BBB	(stable)

Investor Highlights

- REIT structure provides opportunity to invest directly in real estate and indirectly in healthcare industry
- Quality healthcare real estate portfolio
- Long-term triple-net master leases with quality operators
- Strong affiliations with premiere hospital systems in growing medical office building markets
- Senior housing care a vital component of U.S. economy
- High dividend yield and high dividend coverage
- Financial stability
- Well positioned to take advantage of investment opportunities and to conservatively grow earnings and dividends
- NHP is one of the few healthcare REITs with investment grade ratings by Fitch, Moody's, and Standard & Poors.

Our Portfolio as of September 30, 2010

- $4.9 billion in healthcare real estate
- 636 properties in 43 states
  - 268 Assisted and Independent Living
  - 197 Skilled Nursing
  - 120 Medical Office Buildings
  - 17 Other
  - 34 Unconsolidated JV Facilities
- Over 80 multi-facility tenants


WA (6%)
WI (6%)
CA (17%)
TX (15%)
FL (6%)

September 30, 2010 : 3

FINANCIAL RESULTS

Consolidated Income Statements

Reconciliation of Net Income to Funds From Operations (FFO) See Financial Measures Definitions

Reconciliation of Net Income to Funds Available for Distribution (FAD) See Financial Measures Definitions

Reconciliation of 2010 Net Income Guidance to Diluted FFO and Diluted FAD Guidance See Financial Measures Definitions

Consolidated Balance Sheets

Other Assets

Capitalization See Financial Measures Definitions

Capitalization (2) MOBs NHP/PMB 65 NHP/PMB Under Contruction 35 Equity Debt Investments 66 34 MrktCap TotDebt Investments 76 24 Undepreciated Book Basis Enterprise Value 66% Equity 34% Debt 76% Equity 24% Debt 65% 35% MOBs NHP/PMB 93 NHP/PMB Under Contruction 7 93% 7% Unsecured Secured Fixed Variable Debt Composition Based on total debt including NHP's share of unconsolidated joint venture See Financial Measures Definitions

Debt Maturities and Debt Composition

Debt Covenants

Credit Facility Covenants

Bond Covenants (Bonds Issued Prior to 2006)

New Bond Covenants (Bonds Issued After 2006)

Interest and Fixed Charge Coverage See Financial Measures Definitions

Unconsolidated Joint Venture Financial Statements - Balance Sheet

Unconsolidated Joint Venture Financial Statements - Income Statements

Financial Measures Definitions Adjusted Fixed Charge Coverage Ratio: We believe that the Adjusted Fixed Charge Coverage Ratio is an important supplemental liquidity measure that reflects a company's ability to meet its interest and preferred dividend payment obligations and allows investors to compare interest and dividend paying capabilities among different companies. We calculate the Adjusted Fixed Charge Coverage Ratio by dividing Adjusted EBITDA by Fixed Charges. In addition, credit rating agencies utilize similar ratios in evaluating the credit ratings on our debt instruments. This ratio's usefulness is limited by the same factors that limit the usefulness of the components Adjusted EBITDA and Fixed Charges. Our calculation of the Adjusted Fixed Charge Coverage Ratio should not be considered an alternative to the ratio of earnings to fixed charges as defined by Item 503(d) of Regulation S-K, and it may not be comparable to similar ratios reported by other companies. Adjusted Interest Coverage Ratio: We believe that the Adjusted Interest Coverage Ratio is an important supplemental liquidity measure that reflects a company's ability to meet its interest payment obligations and allows investors to compare interest paying capabilities among different companies. We calculate the Adjusted Interest Coverage Ratio by dividing Adjusted EBITDA by interest expense (including capitalized interest, if any). In addition, credit rating agencies utilize similar ratios in evaluating the credit ratings on our debt instruments. This ratio's usefulness is limited by the same factors that limit the usefulness of the component Adjusted EBITDA. Our calculation of the Adjusted Interest Coverage Ratio may not be comparable to similar ratios reported by other companies. EBITDA: We believe that EBITDA is an important supplemental operating and liquidity measure primarily because it is used in the calculation of Adjusted EBITDA which is in turn used in the calculation of the Adjusted Interest Coverage Ratio and the Adjusted Fixed Charge Coverage Ratio, and we present it solely for the purpose of being used in those calculations. EBITDA is calculated by adding interest, taxes, depreciation and amortization to net income. The real estate industry uses EBITDA as a non-GAAP measure of both operating performance and liquidity. We believe it is most useful as a liquidity measure in the ratio calculations noted above to enable investors to determine and compare a company's ability to meet its interest and Fixed Charges obligations. However, the methodology for calculating it makes net income the most directly comparable GAAP measure. As such, we believe investors should consider EBITDA, cash flows from operating activities and net income when evaluating our ability to meet our interest and Fixed Charges obligations. The usefulness of EBITDA is limited because it doesn't reflect, among other things, required principal payments, cash expenditures, capital expenditures or capital commitments. EBITDA does not represent net income or cash flows from operations as defined by GAAP and should not be considered as an alternative to either of those measures. Our calculation of EBITDA may not be comparable to similar measures reported by other companies. Adjusted EBITDA: Adjusted EBITDA is defined as EBITDA excluding impairments of assets, gains and losses from the sale of real estate and gains and losses other than those from the sale of real estate. Enterprise Value: Enterprise Value is a measure of a company's value. We calculate Enterprise Value as market equity capitalization plus debt. Market equity capitalization is calculated as the sum of (1) the number of shares of common stock and limited partnership units multiplied by the closing price of our common stock on the last day of the period presented and (2) the number of shares of Series B preferred stock multiplied by the closing price of our Series B preferred stock on the last day of the period presented. Consolidated Enterprise Value includes our market equity capitalization, noncontrolling interests and consolidated debt, less cash and cash equivalents. Total Enterprise Value includes our market equity capitalization, noncontrolling interests, and consolidated debt, less cash and cash equivalents and our share of the debt of our unconsolidated joint ventures, less our share of the cash and cash equivalents of our unconsolidated joint ventures.

Financial Measures Definitions (2) FAD and FFO Payout Ratio and Coverage: The Payout Ratio is calculated by dividing the common dividend per share by diluted FAD or FFO per share for any given period. Coverage is calculated by dividing diluted FAD or FFO per share by the common dividend per share for any given period. We believe that these amounts are important supplemental liquidity measures that enable investors to compare dividend security among REITs. Fixed Charges: Fixed Charges is a measure of the total interest and preferred stock dividend obligations of a company. It is calculated by adding interest expense (including capitalized interest, if any) and preferred stock dividends for any given period and is utilized in calculating the Adjusted Fixed Charge Coverage Ratio. It's usefulness is limited as, among other things, it does not include required principal payments or any other contractual obligations a company may have. Our calculation of Fixed Charges should not be considered an alternative to fixed charges as defined by Item 503(d) of Regulation S-K, and it may not be comparable to Fixed Charges reported by other companies. Funds Available for Distribution ("FAD"): While net income and its related per share amounts, as defined by accounting principles generally accepted in the United States ("GAAP"), are the most appropriate earnings measures, we believe that FAD and the related per share amounts are important non-GAAP supplemental measures of operating performance. GAAP requires the use of straight- line depreciation of historical costs and implies that real estate values diminish predictably and ratably over time. However, real estate values have historically risen and fallen based on various market conditions and other factors. FFO was developed as a supplemental measure of operating performance primarily in order to exclude historical cost-based depreciation and amortization and its effects as it does not generally reflect the actual change in value of real estate over time. FAD was developed as a supplemental measure of operating performance primarily to exclude non-cash revenues and expenses that are included in FFO. FAD is defined as net income (computed in accordance with GAAP) excluding gains and losses from the sale of real estate plus real estate related depreciation and amortization, plus or minus straight-lined rent (plus cash in excess of rent or minus rent in excess of cash), plus or minus amortization of above or below market lease intangibles, plus non- cash stock based compensation, plus deferred financing cost amortization plus any impairments minus lease commissions, tenant improvements and capital improvements paid. The same adjustments are made to reflect our share of these same items from unconsolidated joint ventures. We believe that the use of FAD and the related per share amounts in conjunction with the required GAAP disclosures provides investors with a more comprehensive understanding of the operating results of a real estate investment trust ("REIT") and enables investors to compare the operating results between REITs without having to account for differences caused by different depreciation assumptions and different non-cash revenues and expenses. Additionally, FAD is used by us and widely used by industry analysts as a measure of operating performance for equity REITs. Our calculations of FAD and the related per share amounts presented herein may not be comparable to similar measures reported by other REITs that do not use the same definitions as we do for these terms. These supplemental reporting measures should not be considered as alternatives to net income (a GAAP measure) as primary indicators of our financial performance or as alternatives to cash flow from operating activities (a GAAP measure) as primary measures of our liquidity, nor are these measures necessarily indicative of sufficient cash flow to satisfy all of our liquidity requirements. Adjusted FAD: Adjusted FAD is defined as FAD excluding acquisition costs and gains and losses other than those from the sale of real estate. Funds From Operations ("FFO"): While net income and its related per share amounts, as defined by accounting principles generally accepted in the United States ("GAAP"), are the most appropriate earnings measures, we believe that FFO and the related per share amounts are important non-GAAP supplemental measures of operating performance. GAAP requires the use of straight- line depreciation of historical costs and implies that real estate values diminish predictably and ratably over time. However, real estate values have historically risen and fallen based on various market conditions and other factors. FFO was developed as a supplemental measure of operating performance primarily in order to exclude historical cost-based depreciation and amortization and its effects as it does not generally reflect the actual change in value of real estate over time. We calculate

Financial Measures Definitions (3) FFO in accordance with the National Association of Real Estate Investment Trusts' definition. FFO is defined as net income (computed in accordance with GAAP) excluding gains and losses from the sale of real estate plus real estate related depreciation and amortization. The same adjustments are made to reflect our share of these same items from unconsolidated joint ventures. We believe that the use of FFO and the related per share amounts in conjunction with the required GAAP disclosures provides investors with a more comprehensive understanding of the operating results of a real estate investment trust ("REIT") and enables investors to compare the operating results between REITs without having to account for differences caused by different depreciation assumptions. Additionally, FFO is used by us and widely used by industry analysts as a measure of operating performance for equity REITs. Our calculations of FFO and the related per share amounts presented herein may not be comparable to similar measures reported by other REITs that do not define FFO in accordance with the NAREIT definition, interpret that definition differently than we do or that do not use the same definitions as we do for such terms. These supplemental reporting measures should not be considered as alternatives to net income (a GAAP measure) as primary indicators of our financial performance or as alternatives to cash flow from operating activities (a GAAP measure) as primary measures of our liquidity, nor are these measures necessarily indicative of sufficient cash flow to satisfy all of our liquidity requirements. Adjusted FFO: Adjusted FFO is defined as FFO excluding impairments of assets, acquisition costs and gains and losses other than those from the sale of real estate.

INVESTMENTS & DISPOSITIONS

3rd Quarter 2010 Investments

ALF ACQUISITION | Careage - Patriots Landing Loan (July 2010) Location Washington Washington Key Stats Loan Amount: $25M Loan to Value: 70% Age: 5 years No. of Facilities: 1 Facility Type: ALF No. of Units: 175 Occupancy: 96%

ALF ACQUISITION | Senior Services of America (July 2010) Location Washington Washington Key Stats Purchase Price: $6M Price per Unit: $138K Lease: Triple Net (Addition to existing Master Lease) Age: 3 years No. of Facilities: 1 Facility Type: ALF No. of Units: 42 Occupancy: 64%

SNF ACQUISITION | Trisun Healthcare (July 2010) Location Texas Texas Key Stats Purchase Price: $21M Price per Bed: $67K Lease: Triple Net Age: 19 years No. of Facilities: 3 Facility Type: SNF No. of Beds: 311 Occupancy: 93% Q-Mix: 49%

ALF ACQUISITION | Concordis Holdings (August 2010) Location Florida Florida Key Stats Purchase Price: $15M Price per Unit: $119K Lease: Triple Net Age: 14 years No. of Facilities: 3 Facility Type: ALF No. of Units: 127 Occupancy: 92%

SNF ACQUISITION | Senior Care Centers - Jacksonville (August 2010) Location Texas Texas Key Stats Purchase Price: $8M Price per Bed: $80K Lease: Triple Net (Addition to existing Master Lease) Age: 4 years No. of Facilities: 1 Facility Type: SNF No. of Beds: 101 Occupancy: 76% Q-Mix: 49% San Angelo, TX

SNF ACQUISITION | Mission Healthcare (September 2010) Location South Dakota South Dakota Key Stats Purchase Price: $9M Price per Bed: $90K Lease: Triple Net (Addition to existing Master Lease) Age: 21 years No. of Facilities: 1 Facility Type: SNF No. of Beds: 100 Occupancy: 92% Q-Mix: 65%

Year to Date September 30, 2010 Investments

Rent Loss from Dispositions and Lease Restructuring

Projected Funding Obligations through 2012 (as of September 30, 2010)

Development Projects

Triple-Net Lease Expirations and Mortgage Loans Receivable Principal Payments

PORTFOLIO OVERVIEW

Portfolio Summary

Portfolio Performance Summary

Portfolio Overview Private Pay Medicare Medicaid Investments 73 10 17 Asset Type Pay Source Locations Tenant/Operator (based on investment) (based on investment*) (based on revenue) *Investment includes all asset types Private Pay 73% Medicaid 17% Medicare 10% Skilled Assissted Other MOBs Investments 26 43 5 26 Independent and Assisted Living 43% Skilled Nursing 26% MOBs 26% Other 5% WA (6%) CA (17%) WI (6%) TX (15%) Top 5 = 35% Top 10 = 48% Top 15 = 55% FL (6%)

Consolidated Portfolio Performance by Asset Type

Consolidated Portfolio Performance

Consolidated Non-Stabilized Portfolio Performance by Asset Type

Tenant Concentration

Geographic Performance Metrics

Geographic Performance Metrics - ALF

Geographic Performance Metrics - SNF

SNF Performance Metrics

Portfolio Performance Summary | Asset Class Composition Trends (by Investment)

Portfolio Performance Summary | Private Pay Composition Trends (by Revenue)

Portfolio Performance Summary | Top Tenant Concentration Trends (by Revenue)

Unconsolidated JV Portfolio Performance Metrics

Medical Office Building Portfolio Performance Metrics

Medical Office Building Lease Expirations and Mortgage Loan Receivable Principal Payments

Medical Office Building Leasing Activity General Notes: Unresolved MTM Leases excluded from Expirations column.

Portfolio Performance Measures Definitions Annualized Cash Rent/NOI: For our triple-net lease portfolio, Annualized Cash Rent is equal to the total cash rent due from our tenants based on the trailing twelve-month period, one month in arrears from the period presented. For our medical office building portfolio, Annualized NOI is equal to the actual year to date NOI for the period presented plus the forecasted NOI for the remainder of the calendar year. We use Annualized Cash Rent to calculate our EBITDARM, EBITDAR and EBITDAR - Capex coverages. Facility EBITDAR: Earnings before interest, taxes, depreciation, amortization and rent on an annualized basis. We believe EBITDAR is a good estimate of facility cash flows after payment of management fees. We use a standardized imputed management fee equal to 5% of the revenues our tenants or borrowers generate at each individual facility (Facility Revenue) which we believe represents typical management fees for our senior housing and long-term care portfolios. We receive periodic facility financial information from our tenants that we utilize to calculate EBITDAR. EBITDAR figures are based on the trailing twelve-month period, one month in arrears from the period presented. All facility financial information was derived solely from information provided by our tenants and borrowers, and we have not verified such information. We use EBITDAR to calculate the EBITDAR (cash flow) coverage for our portfolio. Facility EBITDAR Coverage: Annualized EBITDAR divided by Annualized Cash Rent. This ratio is a measure of a facility's ability to cover its cash rent obligations. EBITDAR Coverage of 1.0X would indicate the EBITDAR is just sufficient to pay the cash rent. The higher the coverage, the better able a facility is to meet its rent obligations. This is the mid-range coverage measure we utilize. Facility EBITDARM: Earnings before interest, taxes, depreciation, amortization, rent and management fees based on the trailing twelve-month period, one month in arrears from the period presented. We believe EBITDARM is a good estimate of facility cash flows before payment of management fees. We use a standardized imputed management fee equal to 5% of the revenues our tenants or borrowers generate at each individual facility (Facility Revenue) which we believe represents typical management fees for our senior housing and long-term care portfolios. We receive periodic facility financial information from our tenants that we utilize to calculate EBITDARM. All facility financial information was derived solely from information provided by our tenants and borrowers, and we have not verified such information. We use EBITDARM to calculate the EBITDARM (cash flow before management fee) coverage for our portfolio. Facility EBITDARM Coverage: Annualized EBITDARM divided by Annualized Cash Rent. This ratio is a measure of a facility's ability to cover its cash rent obligations assuming it doesn't have to pay its management fee. EBITDARM Coverage of 1.0X would indicate the EBITDARM is just sufficient to pay the cash rent. The higher the coverage, the better able a facility is to meet its rent obligations. This is the least restrictive coverage measure we utilize. Facility EBITDAR - Capex: Earnings before interest, taxes, depreciation, amortization and rent less minimum capital expenditures (capex) based on the trailing twelve-month period, one month in arrears from the period presented. We believe EBITDAR is a good estimate of facility cash flows after a reserve for minimum capital expenditures required to maintain a facility. We use a standardized imputed capital expenditure schedule in our calculations based on the type, size and age of each facility which we believe represents typical minimum capital expenditures for our senior housing and long-term care portfolios. We receive periodic facility financial information from our tenants that we utilize to calculate EBITDAR - Capex. All facility financial information was derived solely from information provided by our tenants and borrowers, and we have not verified such information. We use EBITDAR - Capex to calculate the EBITDAR - Capex (cash flow after reserves for minimum capex requirements) coverage for our portfolio. Facility EBITDAR - Capex Coverage: Annualized EBITDAR - Capex divided by Annualized Cash Rent. This ratio is a measure of a facility's ability to cover its cash rent obligations after it makes the minimum capital expenditures required to maintain the facility. EBITDAR - Capex Coverage of 1.0X would indicate the EBITDAR - Capex is just sufficient to pay the cash rent. The higher the coverage, the better able a facility is to meet its rent obligations. This is the most restrictive coverage measure we utilize. Annualized Facility Revenue: Except for medical office buildings, the revenue generated by each individual facility is based on the trailing twelve-month period, one month in arrears from the period presented. We receive periodic facility financial information from our tenants that we utilize to calculate Annualized Facility Revenue.

Portfolio Performance Measures Definitions (2) All facility financial information was derived solely from information provided by our tenants and borrowers, and we have not verified such information. Annualized Revenue: For medical office buildings, the revenue is equal to the actual year to date revenue for the period presented plus the forecasted revenue for the remainder of the calendar year. Gross Investment: We define Gross Investment as our total investment in a property which includes land, building, improvements, equipment as well as any other identifiable assets such as lease-up intangible assets, above market tenant and ground lease intangible assets (collectively "Intangible assets") included on our balance sheets and/or below market tenant and ground lease intangible liabilities included in the caption "Accounts payable and accrued liabilities" on our balance sheets. Monthly Revenue per Occupied Bed/Unit: For our senior housing and long-term care portfolio, monthly revenue per occupied bed or unit is derived by determining the revenue generated by each individual facility divided by the total number of actual resident days, each of which is based on the trailing twelve-month period, one month in arrears from the period presented, with the resulting quotient multiplied by 30.41667. All facility performance data was derived solely from information provided by our tenants and borrowers, and we have not verified such information. Occupancy: For our senior housing and long-term care portfolio, the occupancy reported is one month in arrears from the period presented and represents a facility's actual resident days (total number of beds or units occupied multiplied by the number of days in the period) divided by the total resident capacity (total number of beds or units in service for the period multiplied by the number of days in the period). For medical office buildings, facility occupancy reported is as of the period presented and represents the leased square feet divided by the total rentable square feet. All facility performance data was derived solely from information provided by our tenants, borrowers, and property managers, and we have not verified such information. NOI: Net operating income ("NOI") is a non-GAAP supplemental financial measure used to evaluate the operating performance of our facilities. We define NOI for our single tenant triple-net leases segment as rent revenues. For our multi-tenant leases segment, we define NOI as revenues minus medical office building operating expenses. In some cases, revenue for medical office buildings includes expense reimbursements for common area maintenance charges. NOI excludes interest expense, depreciation and amortization expense, general and administrative expense and discontinued operations. We present NOI as it effectively presents our portfolio on a "net" rent basis and provides relevant and useful information as it measures the operating performance at the facility level on an unleveraged basis. We use NOI to make decisions about resource allocations and to assess the property level performance of our properties. Furthermore, we believe that NOI provides investors relevant and useful information because it measures the operating performance of our real estate at the property level on an unleveraged basis. We believe that net income is the GAAP measure that is most directly comparable to NOI. However, NOI should not be considered as an alternative to net income as the primary indicator of operating performance as it excludes the items described above. Additionally, NOI as presented above may not be comparable to other REITs or companies as their definitions of NOI may differ from ours. Q-Mix: For our long-term care portfolio, Q-Mix (abbreviation for Quality-Mix) refers to the combination of a tenant's private and medicare revenues as a percentage of total revenues. As private and medicare rates are generally higher at long-term care facilities, tenants can often times improve margins by selectively targeting medicare and private-pay residents. As such, an increase in the Q-Mix generally results in a corresponding increase in a tenant's total revenues. Rentable Square Feet: For our medical office building portfolio, rentable square feet represents the area measured to the inside finished surface of the dominant portion of the permanent outer building walls, excluding any major vertical penetrations of the floor. An add-on or load factor is used to charge the tenant for a percentage of the common areas, so that the total rentable square footage for the building is equal to sum of each floor's rentable area.

Portfolio Performance Measures Definitions (3) Same Property (Performance): Results shown under the Same Property caption present the financial or other performance measures for only those facilities that were in our portfolio for more than twelve months at the end of all periods presented.